EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 29, 2005

RALCORP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Market Street, Suite 2900 Saint Louis, MO	63101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	314-877-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GENERAL INSTRUCTIONS

A. Rule as to Use of Form 8-K.
1.  Form 8-K shall be used for current reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports of nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 and 243.101).

2.  Form 8-K may be used by a registrant to satisfy its filing obligations pursuant to Rule 425 under the Securities Act, regarding written communications related to business combination transactions, or Rules 14a-12 or Rule 14d-2(b) under the Exchange Act, relating to soliciting materials and pre-commencement communications pursuant to tender offers, respectively, provided that the Form 8-K filing satisfies all the substantive requirements of those rules (other than the Rule 425(c) requirement to include certain specified information in any prospectus filed pursuant to such rule). Such filing is also deemed to be filed pursuant to any rule for which the box is checked. A registrant is not required to check the box in connection with Rule 14a-12 or Rule 14d-2(b) if the communication is filed pursuant to Rule 425. Communications filed pursuant to Rule 425 are deemed filed under the other applicable sections. See Note 2 to Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2).

Potential persons who are to respond to the collection of
information contained in this form are not required to respond
SEC 873 (6-04)	unless the form displays a currently valid OMB control number.

Item 1.01	Entry into a Material Definitive Agreement.

Executive Compensation Disclosure.

On September 29, 2005, the Board of Directors of the Registrant approved the grant of stock appreciation rights (“SAR”) to its Corporate Officers. The SAR has an exercise price of $42.00 and becomes exercisable at 33 1/3% on each of September 29, 2008, September 29, 2009 and September 29, 2010. The material terms of the SAR are set forth in Exhibit 99.1 attached hereto. The text of the Exhibit is incorporated herein by reference.

Also, on September 29, 2005, at a meeting of the Corporate Governance and Compensation Committee of the Board of Directors of the Company, the Committee authorized the payment of annual bonuses to the Corporate Officers under the terms of the Company’s executive bonus program. The Program provides the Corporate Officers an opportunity to earn a percentage of their bonus target, which is a percentage of their individual annual base salary, in cash. Bonus targets are set each year but individual bonuses are not based on a strict numerical formula developed prior to the start of a fiscal year. Below are the fiscal year 2005 bonus amounts the Company’s named executive officers received:

Named Executive Officer & Title	2005 Bonus Amount	Fiscal 2006 Bonus Target

K. J. Hunt, Co-Chief Executive Officer and President	$432,500	100%
D. P. Skarie, Co-Chief Executive Officer and President	$432,500	100%
R. G. Scalise, Corporate Vice President; and President Frozen Bakery Products	$40,000[1]	50%
T. G. Granneman, Corporate Vice President and Controller	$99,000	50%
R. R. Koulouris, Corporate Vice President; and President of Bremner, Inc. and Nutcracker Brands, Inc.	$109,700	50%
R. D. Wilkinson, Corporate Vice President and Director of Product Supply of Ralston Foods and The Carriage House Companies, Inc.	$139,000	50%

Item 9.01	Exhibits.

Exhibit 99.1	Stock Appreciation Rights Summary of Terms.

1 Represents a prorated bonus based on beginning employment in July 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.
(Registrant)

Date: October 5, 2005	By:	/s/	T. G. Granneman
T. G. Granneman
Duly Authorized Signatory and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Stock Appreciation Rights Summary of Terms.